UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2017
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 28, 2017, The Scotts Miracle-Gro Company (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2017. The Company’s reportable segments were modified due to the change in its internal organization structure resulting from the divestiture of the consumer lawn and garden businesses located in Australia, Austria, Belgium, Luxembourg, Czech Republic, France, Germany, Poland and the United Kingdom (the “International Business”), which closed on August 31, 2017.
The Company is furnishing this information to provide additional historical financial results reflecting its new reportable segments. Attached hereto as Exhibit 99.1 is unaudited condensed consolidated selected financial data of the Company comprised of segment results by quarter and on an annual basis for fiscal 2017 and 2016.
This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and other Company filings with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(a)     Financial statements of businesses acquired:
    Not applicable.
(b)     Pro forma financial information:
    Not applicable.
(c)     Shell company transactions:
    Not applicable.
(d)     Exhibits:

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Selected Financial Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	December 19, 2017	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated December 19, 2017
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Selected Financial Data